UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 26, 2017

NETLIST, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

175 Technology Drive, Suite 150

Irvine, California 92618
(Address of Principal Executive Offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 26, 2017, Mr. Charles Cargile, a director on the Board of Directors (the “Board”) of Netlist, Inc. (the “Company”), notified the Company of his resignation from the Board effective as of December 26, 2017. Concurrently with the effect of such resignation, Mr. Cargile will cease to serve in his other positions on the Board, including his position as Lead Independent Director on the Board and as a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Cargile’s decision to resign was based on his new role as the Chief Executive Officer of another publicly traded company, and was not the result of any disagreement with the Company known to an executive officer of the Company on any matter relating to the Company’s operations, policies or practices.

Also on December 26, 2017, the Board appointed Jun S. Cho as the Lead Independent Director on the Board and Jeffrey Benck as a member of the Audit Committee of the Board. Each of Mr. Cho and Mr. Benck currently serves as a director on the Board and has been affirmatively determined by the Board to be an independent director within the meaning of applicable rules of the Nasdaq Stock Market and the Securities and Exchange Commission.

Following the effect of the resignation of Mr. Cargile and the appointments of Mr. Cho and Mr. Benck to the new positions described above, the composition of the Board positions and committees are as follows:

Board Position or Committee	Composition
Chairman of the Board:	Chun K. Hong

Lead Independent Director:	Jun S. Cho

Audit Committee:	Kiho Choi, Chair Jeffrey Benck Blake A. Welcher

Compensation Committee:	Jun S. Cho, Chair Kiho Choi

Nominating and Corporate Governance Committee:	Blake A. Welcher, Chair Jun S. Cho

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 26, 2017, the Board adopted and approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”) in order to modify the manner in which the size of the Board is established. Pursuant to the Bylaws Amendment, the number of directors on the Board is to be established from time to time by a resolution duly adopted by the Board. A copy of the Bylaws Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
3.1	Certificate of Amendment to Amended and Restated Bylaws of Netlist, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: December 29, 2017	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President and Chief Financial Officer